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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: OCTOBER 1, 2000



                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                      0-26802               58-2360335
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)      (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On October 2, 2000, CheckFree Corporation announced that its strategic agreement with Bank of America Corporation has closed. Bank of America received 10 million restricted shares of CheckFree common stock and up to 10 million performance-based warrants to purchase additional shares of CheckFree common stock.

         CheckFree's press release issued October 2, 2000, regarding the closing of its strategic agreement with Bank of America Corporation is attached as an exhibit to this report and is incorporated in this Form 8-K by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.


                   EXHIBIT NO.               DESCRIPTION

                        99 CheckFree Corporation's Press Release issued October 2, 2000, regarding the closing of its strategic agreement with Bank of America Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHECKFREE CORPORATION


Date: October 2, 2000                       By: /s/ Allen L. Shulman
                                                ------------------------------
                                                Allen L. Shulman, Executive Vice
                                                President and General Counsel


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                                  EXHIBIT INDEX
                                  -------------


      EXHIBIT NO.                DESCRIPTION

         99* CheckFree Corporation's Press Release issued October 2, 2000, regarding the closing of its strategic agreement with Bank of America Corporation.

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     * Filed with this report.